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                                                                   EXHIBIT 10.21

                            INDEMNIFICATION AGREEMENT


        THIS INDEMNIFICATION AGREEMENT is entered into as of ___________________, by and between Waste Connections, Inc., a Delaware corporation (the "Company"), and
________________________________________________________ ("Indemnitee").

                                    RECITALS

        A. The Company is aware that because of the increased exposure to litigation costs, talented and experienced persons are increasingly reluctant to serve or continue serving as directors and officers of corporations unless they are protected by comprehensive liability insurance and indemnification.

        B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore often fail to provide such directors and officers with adequate guidance regarding the proper course of action.

        C. The Board of Directors of the Company (the "Board") has concluded that, in order to retain and attract talented and experienced individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, the Company should contractually indemnify its officers and directors, and the officers and directors of its subsidiaries, in connection with claims against such officers and directors relating to their services to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could be detrimental to the Company, its subsidiaries and stockholders.

        NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

        1.     Definitions.

               (a) Agent. "Agent" with respect to the Company means any person who is or was a director, officer, employee or other agent of the Company or a Subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of, the Company or a Subsidiary of the Company as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise (including without limitation any employee benefit plan whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA")); or was a director, officer, employee or agent of a predecessor corporation (or other predecessor entity or enterprise) of the Company or a Subsidiary of the Company, or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including without limitation any employee benefit plan whether or not subject to the ERISA) at the request of, for the convenience of, or to represent the interests of such predecessor.


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               (b) Expenses. "Expenses" means all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees, costs of investigation and related disbursements) incurred by the Indemnitee in connection with the investigation, settlement, defense or appeal of a Proceeding covered hereby or the establishment or enforcement of a right to indemnification under this Agreement.

               (c) Proceeding. "Proceeding" means any threatened, pending, or completed claim, suit or action, whether civil, criminal, administrative, investigative or otherwise.

               (d) Subsidiary. "Subsidiary" means any corporation or other entity of which more than 10% of the outstanding voting securities or other voting interests is owned directly or indirectly by the Company, and one or more other Subsidiaries, taken as a whole.

        2.     Maintenance of Liability Insurance.

               (a) The Company hereby covenants and agrees with Indemnitee that, subject to Section 2(b), the Company shall obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts as the Board of Directors shall determine from established and reputable insurers, but no less than the amounts in effect upon initial procurement of the D&O Insurance. In all policies of D&O Insurance, Indemnitee shall be named as an insured.

               (b) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that the premium costs for such insurance are (i) disproportionate to the amount of coverage provided after giving effect to exclusions, and (ii) substantially more burdensome to the Company than the premiums charged to the Company for its initial D&O Insurance.

               (c) If the Company completes an initial underwritten public offering of its securities, then thereafter (i) for purposes of Sections 2(b) hereof the "initial D&O Insurance" shall be deemed to be the D&O Insurance in effect at the time of the closing of such offering and (ii) for purposes of
Section 2(a) hereof "the amounts in effect upon initial procurement" shall be deemed to be the amount in effect at the time of the closing of such offering.

        3. Mandatory Indemnification. The Company shall defend, indemnify and hold harmless Indemnitee:

               (a) Third Party Actions. If Indemnitee was or is a party, or is threatened to be made a party, to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was or is claimed to be an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, or by reason of the fact that Indemnitee personally guaranteed any obligation of the Company at any time, against any and all Expenses and liabilities or any type whatsoever (including, but not limited to, legal fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by such Person in connection with the investigation, defense, settlement or appeal of such


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Proceeding, the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or Proceeding, had no reasonable cause to believe such persons conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee's conduct was unlawful.

               (b) Derivative Actions. If Indemnitee was or is a party, or is threatened to be made a party, to any Proceeding by or in the right of the Company by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, legal fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in connection with the investigation, defense, settlement or appeal of such Proceeding, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made, and Indemnitee shall repay all amounts previously advanced by the Company, in respect of any claim, issue or matter for which the Indemnitee is judged in a final, non-appealable decision to be liable to the Company by a court of competent jurisdiction due to willful misconduct in the performance of his duties to the Company, unless and only to the extent that the court in which such Proceeding was brought or the Court of Chancery of Delaware shall determine that Indemnitee is fairly and reasonably entitled to indemnity.

               (c) Actions Where Indemnitee Is Deceased. If Indemnitee was or is a party, or is threatened to be made a party, to any Proceeding by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, the Indemnitee shall die, then the Company shall defend, indemnify and hold harmless the estate, heirs and legatees of the Indemnitee against any and all Expenses and liabilities incurred by or for such persons or entities in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for the Indemnitee in Sections 3(a) and 3(b) above.

               The Expenses and liabilities covered hereby shall be net of any payments by D&O Insurance carriers or others.

        4. Partial Indemnification. If Indemnitee is found under Section 3, 6 or 9 hereof not to be entitled to indemnification for all of the Expenses relating to a Proceeding, the Company shall indemnify the Indemnitee for any portion of such Expenses not specifically precluded by the operation of such Section 3, 6 or 9.



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        5.     Indemnification Procedures; Mandatory Advancement of Expenses.

               (a) Promptly after receipt by Indemnitee of notice to him or her of the commencement or threat of any Proceeding covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder.

               (b) If, at the time of the receipt of a notice pursuant to
Section 5(a) above, the Company has D&0 Insurance ln effect, the Company shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

               (c) Indemnitee shall be entitled to retain one or more counsel from time to time selected by it in its sole discretion to act as its counsel in and for the investigation, defense, settlement or appeal of each Proceeding. The Company shall not waive any privilege or right available to Indemnitee in any such Proceeding.

               (d) The Company shall bear all fees and Expenses (including invoices for advance retainers) of such counsel, and all fees and Expenses invoiced by other persons or entities, in connection with the investigation, defense, settlement or appeal of each such Proceeding. Such fees and Expenses are referred to herein as "Covered Expenses."

               (e) Until a determination to the contrary under Section 6 hereof is made, the Company shall advance all Covered Expenses in connection with each Proceeding. If required by law, as a condition to such advances, Indemnitee shall, at the request of the Company, agree to repay such amounts advanced if it shall ultimately be determined by a final order of a court that Indemnitee is not entitled to be indemnified by the Company by the terms hereof or under applicable law.

               (f) Each advance to be made hereunder shall be paid by the Company to Indemnitee within 10 days following delivery of a written request therefor by Indemnitee to the Company.

               (g) The Company acknowledges the potentially severe damage to Indemnitee should the Company fail timely to make such advances to Indemnitee.

        6.     Determination of Right to Indemnification.

               (a) To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, claim, issue or matter covered hereby, Indemnitee need not repay any of the Expenses advanced in connection with the investigation, defense or appeal of such Proceeding.


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               (b) If Section 6(a) is inapplicable, the Company shall remain obligated to indemnify Indemnitee, and Indemnitee need not repay Expenses previously advanced, unless the Company, by motion before a court of competent jurisdiction, obtains an order for preliminary or permanent relief suspending or denying the obligation to advance or indemnify for Expenses.

               (c) Notwithstanding a determination by a court that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the Court of Chancery of Delaware for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement.

               (d) Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection with any Proceeding under Section 6(b) or 6(c) and against all Expenses incurred by Indemnitee in connection with any other Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

        7. Certificate of Incorporation and By-Laws. The Company agrees that the Company's Certificate of Incorporation and By-laws in effect on the date hereof shall not be amended to reduce, limit, hinder or delay (i) the rights of Indemnitee granted hereby, or (ii) the ability of the Company to indemnify Indemnitee as required hereby. The Company further agrees that it shall exercise the powers granted to it under its Certificate of Incorporation, its By-laws and by applicable law to indemnify Indemnitee to the fullest extent possible as required hereby.

        8. Witness Expenses. The Company agrees to compensate Indemnitee for the reasonable value of his or her time spent, and to reimburse Indemnitee for all Expenses (including attorneys' fees and travel costs) incurred by him or her, in connection with being a witness, or if Indemnitee is threatened to be made a witness, with respect to any Proceeding, by reason of his or her serving or having served as an Agent of the Company.

        9. Exceptions. Notwithstanding any other provision hereunder to the contrary, the Company shall not be obligated pursuant to the terms of this Agreement;

        10. Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense (other than Proceedings under Section 6(b) or Section 6(c) or brought to establish or enforce a right to indemnification under this Agreement or the provisions of the Company's Certificate of Incorporation or By-laws unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding were not made in good faith or were frivolous).

               (a) Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding covered hereby without the prior written consent of the Company to such settlement.



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        11. Non-exclusivity. This Agreement is not the exclusive arrangement between the Company and Indemnitee regarding the subject matter hereof and shall not diminish or affect any other rights which Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or By-laws, under other agreements, or otherwise.

        12. Continuation After Term. Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting an Agent of the Company and the benefits hereof shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

        13. Interpretation of Agreement. This Agreement shall be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

        14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, provisions of the Agreement shall not in any way be affected or impaired thereby, and to the fullest extent possible, the provisions of this Agreement shall be construed or altered by the court so as to remain enforceable and to provide Indemnitee with as many of the benefits contemplated hereby as are permitted under law.

        15. Counterparts, Modification and Waiver. This Agreement may be signed in counterparts. This Agreement constitutes a separate agreement between the Company and Indemnitee and may be supplemented or amended as to Indemnitee only by a written instrument signed by the Company and Indemnitee, with such amendment binding only the Company and Indemnitee. All waivers must be in a written document signed by the party to be charged. No waiver of any of the provisions of this Agreement shall be implied by the conduct of the parties. A waiver of any right hereunder shall not constitute a waiver of any other right hereunder.

        16. Notices. All notices, demands, consents, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or when refused), or if sent by a courier freight prepaid (effective upon receipt or when refused), in the case of the Company, at the addresses listed below, or to such other addresses as the parties may notify each other in writing.

               To Company: Waste Connections, Inc.
                             2260 Douglas Boulevard, Suite 280
                             Roseville, California 95661
                             Attention: President

To Indemnitee: At the Indemnitee's residence address and facsimile number on the records of the Company from time to time.

        17. Evidence of Coverage. Upon request by Indemnitee, the Company shall provide evidence of the liability insurance coverage required by this Agreement. The Company shall promptly notify Indemnitee of any change ln the Company's D&O Insurance coverage.



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        18. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

        IN WITNESS WHEREOF, the parties hereto have entered into this Indemnification Agreement effective as of the date first above written.



                                        WASTE CONNECTIONS, INC.


                                        By:
                                             -----------------------------------
                                             Ronald J. Mittelstaedt
                                             President, Chief Executive
                                             Officer and Chairman


                   INDEMNITEE:
                               -------------------------------------------------






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